SUN CAPITAL ADVISERS TRUST

SC Oppenheimer Large Cap Core Fund
SC Oppenheimer Main Street Small Cap Fund

Supplement dated September 1, 2010
To the Initial and Service Class Prospectuses, each dated May 1, 2010

This supplement announces changes to the investment goal, investment strategy, and subadviser for each of the SC Oppenheimer Large Cap Core Fund (the “Large Cap Fund”) and SC Oppenheimer Main Street Small Cap Fund (the “Small Cap Fund”) (collectively, the “Funds”).  On or about November 15, 2010, the Funds’ investment strategies are changing from active management to passive index strategies and BlackRock Investment Management, LLC (“BlackRock”) will replace OppenheimerFunds, Inc. as subadviser to the Funds.

To reflect these changes, the name of the Large Cap Fund will change to SC BlackRock Large Cap Index Fund and the name of the Small Cap Fund will change to SC BlackRock Small Cap Index Fund.  Also in connection with these changes, the annual management fee and maximum net annual fund operating expenses will be reduced for each of the Funds.

Large Cap Fund

Investment Goal:  The Large Cap Fund will change its current investment goal, which is long-term capital growth.  The Large Cap Fund’s new investment goal will be to match the performance of the Standard & Poor’s® 500 Index (the “S&P 500”) as closely as possible before the deduction of fund expenses.

Investment Strategy: The Large Cap Fund will change its investment strategy from an active to a passive management approach, and will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500.  BlackRock will invest the Large Cap Fund’s assets in common stocks represented in the S&P 500 in roughly the same proportions as their weightings in the S&P 500.  The Large Cap Fund will not change its policy of investing, under normal conditions, at least 80% of its net assets (plus borrowings for investment purposes) in securities of large capitalization companies.

Fees and Expenses:  In connection with the changes described above, the Large Cap Fund’s annual management fee will be reduced by at least 0.35%, and the Large Cap Fund’s maximum net operating expenses will be reduced by 0.40%.

The show how the Large Cap Fund’s annual management fee will decrease, the chart below compares the current fee schedule to the new fee schedule that will go into effect along with the other changes to the Large Cap Fund:

Current Breakpoint Schedule	Current Fee Schedule	New Breakpoint Schedule	New Fee Schedule
All assets	0.70% of daily net assets	$0 to $500 million Over $500 million	0.35% of daily net assets 0.325% of daily net assets

To show how the Large Cap Fund’s maximum Net Annual Fund Operating Expenses will also decrease, the chart below compares the current maximum to the new maximum that will go into effect along with the other changes to the Large Cap Fund:

Share Class	Current Maximum Net Annual Fund Operating Expenses	New Maximum Net Annual Fund Operating Expenses
Initial Class Shares	0.90%	0.50%
Service Class Shares	1.15%	0.75%

The Large Cap Fund’s maximum Net Annual Fund Operating Expenses reflect an expense limitation agreement under which Sun Capital Advisers LLC (the “Funds’ Adviser”) has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit certain other operating expenses until at least April 30, 2011.

Small Cap Fund

Investment Goal:  The Small Cap Fund will change its current investment goal, which is capital appreciation.  The Small Cap Fund’s new investment goal will be to match the performance of the Russell 2000 Index (the “Russell 2000”) as closely as possible before the deduction of fund expenses.

Investment Strategy:  The Small Cap Fund will change its investment strategy from an active to a passive management approach, and will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000.  BlackRock will invest the Small Cap Fund’s assets in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000.  The Small Cap Fund will not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000.  BlackRock will select investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 Index, as a whole. The Small Cap Fund will not change its policy of investing, under normal conditions, at least 80% of its net assets (plus borrowings for investment purposes) in securities of small capitalization companies.

Fees and Expenses:  In connection with the changes described above, the Small Cap Fund’s annual management fee will be reduced by at least 0.425%, and the Small Cap Fund’s maximum net operating expenses will be reduced by 0.40%.

To show how the Small Cap Fund’s annual management fee will decrease, the chart below compares the current fee schedule to the new fee schedule that will go into effect along with the other changes to the Small Cap Fund:

Current Breakpoint Schedule	Current Fee Schedule	New Breakpoint Schedule	New Fee Schedule
$0 to $400 million Next $400 million Over $800 million	0.80% of daily net assets 0.75% of daily net assets 0.70% of daily net assets	$0 to $500 million Over $500 million	0.375% of daily net assets 0.35% of daily net assets

To show how the Small Cap Fund’s maximum Net Annual Fund Operating Expenses will also decrease, the chart below compares the current fee schedule to the new fee schedule that will go into effect along with the other changes to the Small Cap Fund:

Share Class	Current Maximum Net Annual Fund Operating Expenses	New Maximum Net Annual Fund Operating Expenses
Initial Class Shares	1.00%	0.60%
Service Class Shares	1.25%	0.85%

The Small Cap Fund’s maximum Net Annual Fund Operating Expenses reflect an expense limitation agreement under which the Funds’ Adviser has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit certain other operating expenses until at least April 30, 2011.

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Further information reflecting these changes will be included in the prospectuses and statement of additional information relating to the Funds’ Initial and Service Class shares on or about November 15, 2010.